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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 6, 2002, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-101921) and related Prospectus of TODCO (formerly R&B Falcon Corporation and Subsidiaries) dated February 12, 2003.


                                                     /s/  ERNST & YOUNG LLP

Houston, Texas
February 10, 2003